UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2006

Commission File Number: 000-32273

DENIM APPAREL GROUP INC.

(Exact name of registrant as specified in its chapter)

Nevada

88-0419183

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       (State or other

(IRS Employer

jurisdiction of incorporation)

Identification No.)

3028 Commercial Ave., Northbrook, IL 60062

(Address of principal executive offices) (Zip Code)

734-686-0137

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below0:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b).

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS

On December 3, 2006, the Registrant terminated the services of Bart Silberman for breach of fiduciary responsibility. Mr. Silberman was the CEO of Moonlight Graham Inc., the wholly owned subsidiary of the Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, there unto duly authorized.

Denim Apparel Group Inc..

By:

s/s Eric Joffe

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Eric Joffe, President

Date:  December 8, 2006